One Keystone Plaza, Suite 300

North Front and Market Streets

Harrisburg, PA 17101

800-338-3383

717 233-6073 fax

www.pfmfunds.com

July 21, 2014

U.S. Securities and Exchange Commission 100 F Street, NE Washington, DC 20549

Re:	PFM Funds, File Nos: 811-04933 and 033-10754

Ladies and Gentlemen:

On behalf of PFM Funds and its investments portfolios, Prime Series and Government Series, filed herewith pursuant to Rule 497(e) under the Securities Act of 1933 are the supplements, in XBRL format, dated July 2, 2014 to the Prospectus and Statement of Additional Information of Government Series and the Institutional Class Shares and Colorado Investors Class Shares of Prime Series and the Prospectus and Statement of Additional Information of the SNAP Fund Class Shares of Prime Series, each dated October 31, 2013, and as supplemented on November 26, 2013.

Sincerely,

/s/ Daniel R. Hess

Daniel R. Hess